UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 3, 2013
Date of Report

April 1, 2013
(Date of earliest event reported)

ENERGY EDGE TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	8711	52-2439239
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Route 22 East, Suite 2000, Bridgewater, New Jersey 08807
(Address of principal executive offices, including zip code)

(888) 729-5722 x100
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 3.02                   UNREGISTERED SALES OF EQUITY SECURITIES.

On April 1, 2013, Energy Edge Technologies Corporation (the “Company”) sold 10,000,000 restricted shares of the Company’s common stock (the “Common Stock”) at a price per share of $0.01 to an individual accredited investor for an aggregate purchase price of $100,000.

The Common Stock was sold pursuant to a subscription agreement between the Company and the accredited investor.  The Company issued the foregoing shares of Common Stock in reliance on an exemption from registration under the Securities Act of 1933 set forth in Section 4(2) thereof and Rule 506 of Regulation D promulgated thereunder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 3, 2013

ENERGY EDGE TECHNOLOGIES CORPORATION
By:	/s/ James Boyd
Name:	James Boyd
Title:	Chief Executive Officer